                               EXHIBIT 11(b)

                          Consent of Ropes & Gray

                               CONSENT OF COUNSEL


      We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 12 to the Registration Statement of the BB&T Mutual Funds Group on Form N-1A under the Securities Act of 1933, as amended.

                                          ROPES & GRAY

Washington, D.C.
July 2, 1997